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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 17, 1999

                           INTERFOODS OF AMERICA, INC.
             (Exact name of registrant as specified in this charter)

     NEVADA                           000-21093                 59-3356011
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation                     File Number)            Identification No.)

         9400 SOUTH DADELAND BOULEVARD, SUITE 720, MIAMI, FLORIDA 33156
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 8, 1999, the Registrant, pursuant to an Asset Purchase Agreement, purchased ten Popeyes Chicken Franchises from The Moody Company. including the real estate upon which eight of the franchises are located. Neither The Moody Company or any of its principals are affiliated with the Registrant. All ten franchises are located in the Baton Rouge, Louisiana area. The purchase price for the transaction was $9,250,000, of which $5,750,000 was in cash and $3,500,000 was in debt. Thereafter, the Registrant sold the nine parcels of real estate in a sale lease back transaction with Franchise Finance Corporation of America.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable.

ITEM 5. OTHER EVENTS.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

        (a) EXHIBITS

            The audited financial statements for the purchase will be filed upon completion of the audit.

ITEM 8. CHANGE IN FISCAL YEAR

        Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERFOODS OF AMERICA, INC.
                                                   (Registrant)

                                      By: /s/ ROBERT BERG
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                                              Robert Berg,
                                              Chief Executive Officer

Dated: May 17, 1999.

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